UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2019
ADIENT PLC
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC Dublin 1, Ireland
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 25, 2019, Adient plc (“Adient”) issued a press release announcing the pricing of the private offering by its indirect wholly-owned subsidiary, Adient US LLC (the “Issuer”), of $800 million in aggregate principal amount of 7.00% senior first lien notes due 2026 (the “Notes Offering”).  Adient also announced the pricing and allocation to lenders of a new $800 million term loan B credit facility with pricing set at LIBOR + 4.25% (the “New Term Loan Credit Facility”).  Adient intends to use the net proceeds from the Notes Offering, together with borrowings under the New Term Loan Credit Agreement and a new $1.25 billion asset-based revolving credit agreement (the “New Asset Based Revolver”), to prepay in full, and terminate commitments under, Adient’s existing credit agreement.

The Notes Offering, the New Term Loan Credit Facility and the New Asset Based Revolver (collectively, the “Refinancing Facilities”) are all expected to close on May 6, 2019, subject to customary closing conditions.  The Refinancing Facilities are subject to market and other conditions and may be delayed or may not occur as described or at all.

The Notes Offering is being made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), only to persons reasonably believed to be “qualified institutional buyers” in accordance with Rule 144A under the Securities Act and to persons outside the United States in accordance with Regulation S under the Securities Act.

The news release announcing the Notes Offering and discussing the New Term Loan Credit Facility and New Asset Based Revolver is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release of Adient plc dated April 25, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: April 25, 2019	By:	/s/ Cathleen A. Ebacher
	Name:	Cathleen A. Ebacher
	Title:	Vice President,General Counsel and Secretary